                                                                 EXHIBIT 10.18.3

                               AMENDMENT NO. 3 TO
                          WAREHOUSE LOAN AGREEMENT AND
                                RELATED DOCUMENTS

         AMENDMENT NO. 3 TO WAREHOUSE LOAN AGREEMENT AND RELATED DOCUMENTS, dated as of August 29, 2003 (this "Amendment"), is entered into by and among TRINITY INDUSTRIES LEASING COMPANY, a Delaware corporation (the "Manager"), TRINITY RAIL LEASING TRUST II, a Delaware statutory trust (the "Borrower"), each Lender party to the Agreement referenced below, CREDIT SUISSE FIRST BOSTON, NEW YORK BRANCH, as Agent for the Lenders (in such capacity, the "Agent") and, solely with respect to the amendments contained under the heading "Amendments to Depository Agreement", WILMINGTON TRUST COMPANY, in its capacity as depository (the "Depository") under the Depository Agreement (as defined below). Capitalized terms used but not defined herein have the meaning set forth in the Agreement referred to below.

                                    RECITALS:

         WHEREAS, (i) the Manager, the Borrower, the Lenders and the Agent are parties to that certain Warehouse Loan Agreement dated as of June 27, 2002 (as heretofore amended, the "Agreement"), (ii) the Manager and Borrower are parties to that certain Operation, Maintenance, Servicing and Remarketing Agreement, dated as of June 27, 2002 (as heretofore amended, the "Management Agreement") and (iii) the Manager, the Borrower, the Depository and the Agent are parties to that certain Depository Agreement, dated as of July 15, 2002 (as heretofore amended, the "Depository Agreement");

         WHEREAS, the parties hereto desire to amend the Agreement, the Management Agreement and the Depository Agreement as hereinafter set forth.

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                I.       AMENDMENTS TO WAREHOUSE LOAN AGREEMENT:

1. The following definitions are hereby added to Section 1.01 of the Agreement in appropriate alphabetical order:

                           "'Aggregated Default Interest' has the meaning set
                  forth in Section 2.05(a)."

                           "'Aggregated Default Interest Rate' means, for any
                  day during any Interest Period, the sum of the Adjusted Eurodollar Rate for such Interest Period plus 500 basis points."

                           "'CP Rate' means, with respect to any portion of a
                  Loan funded and maintained by a Conduit Lender through the issuance of commercial paper for any day during any Interest Period, the sum of (i) the rate applicable to such day in such Interest Period as calculated in the manner specified by such Conduit Lender in writing to the Agent and the Borrower as such Conduit Lender's "CP

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                  Rate" plus (ii) the Facility Margin; provided that prior
                  consent of the Borrower is required before such manner of calculating the CP Rate can go into effect, which consent may not be unreasonably withheld or delayed."

                           "'Scheduled Payment Date' means each of (i) the first
                  Settlement Date which falls 180 days or more after the Revolving Termination Date, (ii) the sixth Settlement Date thereafter and (iii) the sixth Settlement Date after the date set forth in clause (ii) herein."

                           "'Termination Date' means June 27, 2025."

2. Section 1.01 of the Agreement is hereby amended by amending each of the following definitions in its entirety to read as follows:

                           "'Advance Rate' means a rate of 75%, or such other
                  percentage not less than 75% and not to exceed 80% that is agreed to by all of the Lenders from time to time in each of their sole discretion as contemplated in Section 2.13."

                           "'Applicable Rate' means with respect to any Loan for
                  any day during any Interest Period the sum of the Adjusted Eurodollar Rate for such Interest Period plus the Facility Margin."

                           "'Borrowing Base' means, at any time, a Dollar amount
                  equal to the product of (i) the Advance Rate in effect at such time and (ii) the difference of (A) the Aggregate FMV of all Eligible Railcars at such time less (B) the Excluded Assets Amount at such time."

                           "'Conduit Lender" shall mean Beethoven Funding
                  Corporation or any other Lender which is designated as a Conduit Lender pursuant to Section 11.06(h)."

                           "'Manager's Fee' means as of any Settlement Date an
                  amount equal to (i) the Base Component (as defined in the Management Agreement), without giving effect to any adjustment, amendment or other modification thereto not expressly approved in writing by the Agent (acting with the consent of the Required Lenders), if the Manager is TILC or one of its Affiliates, (ii) such other percentage as may be agreed among the Manager, the Borrower, the Agent, each Conduit Lender and the Required Lenders, if the Agent or one of its Affiliates is the Manager or (iii) such other percentage as may be agreed among the Manager, the Borrower and the Agent, if the Manager is not TILC, the Agent or one of their Affiliates, in each case of the Monthly Rent actually collected under the Portfolio Leases during the measuring period ending on the Calculation Date immediately preceding such Settlement Date."

3. The definition of "Committed Amount" contained in Section 1.01 of the Agreement is hereby amended by deleting "$200,000,000" occurring therein and by inserting in its place "$300,000,000".

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4.       The definition of "Default Margin" contained in Section 1.01 of the
Agreement is hereby amended by deleting "500 basis points" occurring therein and by inserting in its place "375 basis points".

5. The definition of "Interim Maturity Date" contained in Section 1.01 of the Agreement is hereby deleted in its entirety.

6. The definition of "Excluded Assets Amount" contained in Section 1.01 of the Agreement is hereby amended by inserting the following clause (vii) immediately after clause (vi) thereof and by relettering the remaining clauses:

                           "(vii) the amount by which the Aggregate FMV of all
                  Eligible Railcars leased to a Lessee organized under the laws of, or having its principal place of business in, Mexico or a subdivision thereof, exceeds 7% of the Committed Amount; plus"

7. The definition of "Final Maturity Date" contained in Section 1.01 of the Agreement is hereby deleted in its entirety and the words "Final Maturity Date" are hereby deleted in each occurrence throughout the Agreement and the words "third Scheduled Payment Date" are hereby inserted in each such occurrence.

8.       The definition of "Liquidity Reserve Target Amount" contained in
Section 1.01 of the Agreement is hereby amended (i) by deleting the word "two" occurring therein and by inserting in its place the word "six" and (ii) by deleting the proviso occurring therein.

9. The definition of "Required Lenders" contained in Section 1.01 of the Agreement is hereby amended by (i) inserting ", collectively, (x) the Agent and
(y)" immediately after the occurrence of the word "means" and (ii) replacing the percentage "66 2/3%" contained therein with the percentage "70.0%".

10.      The definition of "Revolving Termination Date" contained in Section
1.01 of the Agreement is hereby amended by deleting the date "August 29, 2003" occurring therein and by inserting in its place "August 27, 2004".

11. Article II of the Agreement is hereby amended by inserting the following Section 2.13 at the end thereof:

                           "SECTION 2.13 ADJUSTMENTS TO ADVANCE RATE AND
                  BORROWING BASE. The percentage included in the definition of "Advance Rate" may be changed in accordance with the parameters set forth in such definition by agreement of all of the Lenders. The Agent shall give the Borrower and the Lenders prior notice of any change in such percentage. Any change in any such percentage shall take effect on the next succeeding Settlement Date.

12. Section 2.01 of the Agreement is hereby amended in its entirety to read as follows:

                           "(a) Each Lender severally agrees, subject to the
                  Agent's determination that the terms and conditions of Sections 2.02 and 4.02 applicable to any Funding

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                  Date have been (i) satisfied or, (ii) solely to the extent permitted by the last sentence of this clause (a) temporarily waived by the Agent or, (iii) in all other cases, waived by the Agent and all of the Lenders, and on the other terms and conditions set forth in this Agreement, to make Loans to the Borrower pursuant to this Section 2.01 on each Funding Date during the Availability Period in order to fund the acquisition of Railcars and related Leases by the Borrower on such Funding Date. The Loans advanced on any Funding Date with respect to any Railcars and related Leases shall not: (i) in the case of any Committed Lender, exceed (after giving effect to all Loans of such Committed Lender and any Conduit Lender designated by such Committed Lender repaid concurrently with the making of such Loans) its Available Commitment; (ii) exceed the lesser of (A) the Unused Commitment Amount and (B) the product of the Advance Rate multiplied by the aggregate Fair Market Value of all Eligible Railcars included in such Railcars; or (iii) when added to the aggregate amount of the Loans then outstanding (after giving effect to all Loans repaid concurrently with the making of such Loans), exceed the lesser of (A) the Commitment Amount and (B) the Borrowing Base (after giving effect to the addition to and/or removal of the respective Fair Market Values of any Eligible Railcars to be added to or removed from the Portfolio on such Funding Date). Each Borrowing shall be in an aggregate principal amount of $5,000,000, in the case of the first Borrowing hereunder, or $1,000,000, in the case of subsequent Borrowings, or, in each case, any larger amount (except that any such Borrowing may be in the aggregate amount of the unused Commitments) and shall be made from the several Committed Lenders ratably in proportion to their respective Commitments. The Lenders have no obligation to make any Loan hereunder except as expressly set forth in this Agreement. Within the foregoing limits, the Borrower may borrow under this Section 2.01, repay, or, to the extent permitted by Section 2.07, prepay, Loans and reborrow under this Section 2.01. In connection with the transactions on any Funding Date, the Agent may in its sole discretion grant the Borrower a temporary waiver for a specified period of time to perform its obligations under clauses (a) or (b) or the last sentence of clause (c) of Section 2.02 and to fulfill the conditions set forth in Section 4.02 (other than clauses
                  (b), (c), (d), (g) or (n) thereof).

                           (b) Notwithstanding any other provision of this
                  Agreement which requires Borrowings to be made from the Committed Lenders (or from their related Conduit Lenders) ratably in proportion to the respective Commitments of such Committed Lenders, or which requires payments of principal and interest on the Loans to be made and allocated, or Loans to be continued or converted, based on Commitment Percentages rather than outstanding principal amounts:

                  (1) If, as a result of any increase in a Committed Lender's Commitment, its Commitment Percentage is greater than the percentage which the Loans of such Committed Lender and its related Conduit Lenders constitutes of the aggregate outstanding Loans of all Lenders, then any further Borrowing will be made from such Committed Lender and its related Conduit Lenders on a non-pro-rata basis until their outstanding Loans constitute

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                           the same percentage of all the outstanding Loans as
                           such Committed Lender's Commitment Percentage,

                  (2) payments of principal and interest on the Loans will be made to the Lenders according to the respective outstanding principal amounts of such Loans, and

                  (3) outstanding Loans will be continued and converted according to their outstanding principal amounts rather than the Committed Percentages of the applicable Lenders."

13. Section 2.01(ii)(B) of the Agreement is hereby amended by inserting the words "then in effect" immediately after the words "Advance Rate" therein.

14. Section 2.05(a) of the Agreement is hereby amended in its entirety to read as follows:

                           "(a) Rate of Interest. (i) Each Loan shall bear
                  interest on the outstanding principal amount thereof, for each day during each Interest Period applicable thereto, at a rate per annum equal to the Applicable Rate for such day, or if any Conduit Lender shall so designate (in accordance with the definition of CP Rate) for any Loan funded and maintained by such Conduit Lender through the issuance of commercial paper, the CP Rate for such day; provided that any change to the interest rate shall not take effect until the next succeeding Interest Period after such designation. Such interest shall be payable in arrears on each Settlement Date and on the Termination Date.

                           (ii) At any time during which an Event of Default has
                  occurred and is continuing, each Loan shall bear additional interest (in addition to the interest payable pursuant to Section 2.05(a)(i)) on the outstanding principal amount thereof, for each day during each Interest Period applicable thereto, at a rate per annum equal to the Default Margin and such accrued additional interest shall be aggregated on the last day of such Interest Period (all such aggregated additional interest, the "Aggregated Default Interest"). Such Aggregated Default Interest shall bear interest on the outstanding amount thereof, for each day during each Interest Period applicable thereto, at a rate per annum equal to the Aggregated Default Interest Rate and such accrued interest shall be aggregated on the last day of such Interest Period with the Aggregated Default Interest and shall be deemed "Aggregated Default Interest" upon such aggregation. Aggregated Default Interest and the interest thereon shall be payable in arrears on the date on which the aggregate principal amount of the Loans have been paid in full pursuant to the terms of this Agreement."

15. Section 2.06 of the Agreement is hereby amended in its entirety to read as follows:

                           "SECTION 2.06 REPAYMENT AND MATURITY OF LOANS. On
                  each of the first two Scheduled Payment Dates, the Borrower shall repay, and there shall become due and payable (together with accrued interest thereon), one-third of the

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                  aggregate principal amount of the Loans outstanding as of the
                  Revolving Termination Date, and the Loans of each Lender shall be ratably repaid. On the third Scheduled Payment Date, the Borrower shall repay, and there shall become due and payable, the remainder of the aggregate outstanding principal amount of the Loans and all accrued interest thereon (including all Aggregate Default Interest and all accrued interest thereon), and the Loans of each Lender shall be ratably repaid. In the event that any of such payments are not made when due, the Agent may, with the prior written consent of each Lender (which such consent shall be in the sole discretion of each such Lender) extend any such payment date on terms satisfactory to such Lenders (in their sole discretion); provided that, any such extension shall not extend any such payment beyond the Termination Date. For the avoidance of doubt, principal amounts of the Loans prepaid after the Revolving Termination Date in accordance with Section 2.07(a) or (b) below shall not reduce the amount of any repayment scheduled to become due and payable on any Scheduled Payment Date in accordance with this Section 2.06."

16. Section 2.07(b) of the Agreement is hereby amended by inserting the following clause (iv) at the end thereof:

                           "(iv) On the first Business Day after receipt thereof
                  by the Borrower, and notwithstanding the provisions of Section 2.07(c)(i), (ii) or (iii), any Net Cash Proceeds received from an Asset Disposition in connection with a Securitization permitted by Section 7.05(iii) shall be applied in accordance with the provisions of clauses second, third, fourth, fifth, sixth, seventh, ninth, tenth, and twelfth of Section 2.07(c)(ii) in such order."

17. Section 2.07(b)(iii) of the Agreement is hereby amended by deleting the parenthetical contained therein and inserting the following parenthetical:

                           "(or, (x) if such Collateral Deficiency exists solely
                  as a result of an exclusion of a designation by the Agent of any Designated Ineligible Type of Railcar or Lease or as a result of an exclusion of one or more Eligible Railcars pursuant to clause (x) of the definition of "Excluded Assets Amount", the second succeeding Settlement Date, or (y) if such Collateral Deficiency exists solely as a result of a reduction in the Borrowing Base caused solely by a reduction of the percentage which then constituted the Advance Rate as contemplated in Section 2.13, the sixth Settlement Date after notice of such reduction is delivered to the Borrower)"

18. Section 2.07(c)(i) clause fifth of the Agreement is hereby amended by inserting the parenthetical "(except for Aggregated Default Interest and accrued and unpaid interest thereon)" immediately after the occurrence of the words "accrued and unpaid interest".

19. Section 2.07(c)(i) clause eleventh of the Agreement is hereby amended by inserting the phrase "and, thereafter, only if the outstanding Manager Advances have been paid in full, then to the ratable payment of the unpaid Aggregated Default Interest and any accrued and unpaid interest thereon" at the end of such clause eleventh.

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20.      Section 2.07(c)(ii) clause fifth of the Agreement is hereby amended by inserting the parenthetical "(except for Aggregated Default Interest and accrued and unpaid interest thereon)" immediately after the occurrence of the words "accrued and unpaid interest".

21. Section 2.07(c)(ii) clause ninth of the Agreement is hereby amended by inserting the phrase "and, thereafter, only if the aggregate outstanding amount of all Loans has been paid in full, then to the ratable payment of the unpaid Aggregated Default Interest and any accrued and unpaid interest thereon" at the end of such clause ninth.

22. Section 2.07(c)(iii) clause fifth of the Agreement is hereby amended by inserting the parenthetical "(except for Aggregated Default Interest and accrued and unpaid interest thereon)" immediately after the occurrence of the words "accrued and unpaid interest".

23. Section 2.07(c)(iii) clause seventh of the Agreement is hereby amended by inserting the phrase "and, thereafter, only if the aggregate outstanding amount of all Loans has been paid in full, then to the ratable payment of the unpaid Aggregated Default Interest and any accrued and unpaid interest thereon" at the end of such clause seventh.

24. Section 2.10 of the Agreement is amended by inserting the words "(including without limitation in Section 2.01 (b))" after the words "otherwise provided herein".

25. Section 6.01(f) of the Agreement is hereby amended by inserting the following immediately at the end of the first sentence thereof:

                           ",together with an executed and fully completed
                  officer's certificate substantially in the form of Exhibit M hereto (if expenses are to be reimbursed to the Manager as described in such certificate)."

26. Section 6.01(k) of the Agreement is hereby amended by replacing the words "the Required Lenders" with the words "any Lender".

27. The first sentence of Section 6.10(a) of the Agreement is hereby amended in its entirety to read as follows:

                           "Upon reasonable notice and during normal business
                  hours, each Facility Party will permit representatives appointed by the Agent or any Lender (at the expense of the Agent or such Lender, as applicable, except as set forth in the proviso hereto), including independent accountants, agents, employees, attorneys and appraisers, to visit, audit and inspect its property and operations, including its books, records, reports and other papers related to the Collateral or to its accounts receivable and inventory, its facilities and its other business assets, and to make photocopies or photographs thereof and to write down and record any information such representatives obtain and shall permit the Agent or any Lender or such representatives to investigate and verify the accuracy of information provided to the Agent or Lenders and to discuss all such matters with the officers and independent accountants and representatives of each Facility Party; provided that (i) so long as no Event of Default or Manager Event of Default has occurred and is continuing, the Borrower shall pay the costs and expenses incurred in

                                      -7-
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                  connection with one such audit or inspection a year conducted at the request of the Agent or the Required Lenders and (ii) if an Event of Default or a Manager Event of Default shall have occurred and be continuing, the Borrower shall pay the costs and expenses of any and all such inspections conducted at the request of the Agent or the Required Lenders."

28. Section 6.14 of the Agreement is hereby amended in its entirety to read as follows:

                           "SECTION 6.14 MANAGER. The Borrower acknowledges and
                  agrees that, subject to the provisions of the next sentence, while any Obligation remains outstanding, TILC shall remain the Manager. The Borrower, the Manager and the Agent further agree that, upon the occurrence and continuance of an Event of Default, a Manager Default or a Manager Event of Default and as otherwise provided in the Management Documents, the Agent (acting at the direction of the Required Lenders), without the consent of any Facility Party, shall have the right to remove the Manager, terminate any Management Document(s), appoint a new Manager that is reasonably satisfactory to both the Agent and the Required Lenders, in accordance with Section 8.04 of the Management Agreement, and enter into new Management Document(s) with such new Manager; provided that, as a condition precedent to the Agent removing and replacing the Manager, the Agent shall request from each of Moody's and S&P, a determination whether, as a result of such removal or replacement, it would cause the rating of the Notes to be reduced or withdrawn."

29. Section 9.01(b) of the Agreement is hereby amended in its entirety to read as follows:

                           "Out of Formula. A Collateral Deficiency shall exist
                  on any two consecutive Settlement Dates (after giving effect to all Loans made pursuant to Section 2.01 and all amounts applied to repay the Loans pursuant to Section 2.07(c) on each such Settlement Date), unless (i) such Collateral Deficiency exists solely as a result of a designation by the Agent of any Designated Ineligible Type of Railcar or Lease or as a result of an exclusion of one or more Eligible Railcars pursuant to clause (ix) of the definition of "Excluded Asset Amount", in which case such Collateral Deficiency shall exist on any three consecutive Settlement Dates (after giving effect to all Loans made pursuant to Section 2.01 and all amounts applied to repay the Loans pursuant to Section 2.07(c) on each such Settlement
                  Date) or (ii) such Collateral Deficiency exists solely as a result of a reduction in the Borrowing Base caused solely by a reduction of the percentage which then constituted the Advance Rate as contemplated in Section 2.13, in which case such Collateral Deficiency shall exist on any six consecutive Settlement Dates after the Agent delivers notice of the percentage reduction to the Borrower (after giving effect to all Loans made pursuant to Section 2.01 and all amounts applied to repay the Loans pursuant to Section 2.07(c) on each such Settlement Date)."

30. Section 9.01(d)(iii) of the Agreement is hereby amended by (i) deleting the expressions "Article VII" and "or (d)(iii)" and (ii) by replacing the comma after the expression (d)(i) with an "or".

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31.      The preamble Section 11.03 of the Agreement is hereby amended in its entirety to read as follows:

                           "Neither this Agreement nor any other Loan Document
                  nor any of the terms hereof or thereof may be amended, changed, waived, discharged or terminated except, (a) in the case of this Agreement, upon the Agent requesting from each of Moody's and S&P a determination whether, as a result of any such amendment (except for changes to the definition of "Committed Amount," "Scheduled Payment Date" or the dates on which payments are due pursuant to Section 2.06, or other changes or agreements in respect of the subject matter herein which are, in the judgment of the Agent, ministerial or address mechanical matters not raising any substantive credit-related concerns, including in respect of such repayment and release matters associated with Asset Dispositions under Section 7.05), it would cause the rating of the Notes to be reduced or withdrawn, and (b) in the case of this Agreement or any other Loan Document, pursuant to an agreement or agreements or a consent or consents in writing entered into by the Borrower, each other Facility Party which is party thereto, the Required Lenders, and the Agent; provided that the foregoing shall not restrict the ability of the Required Lenders to waive any Event of Default prior to the time the Agent shall have declared, or the Required Lenders shall have requested the Agent to declare, the Loans immediately due and payable pursuant to Article IX; provided, however, that:"

32. Section 11.03(i)(A) of the Agreement is hereby amended by (i) deleting the words "Final Maturity Date" occurring therein and replacing them with the words "Termination Date" and (ii) deleting the words "Interim Maturity Date" occurring therein and replacing them with the words "Scheduled Payment Date".

33. Schedule 1.01 of the Agreement is hereby amended in its entirety to read as set forth in Schedule 1.01 hereto.

34. The Agreement is hereby amended by inserting an "Exhibit M" thereto identical to Exhibit M hereto, and by making appropriate revisions to the Table of Contents reflecting such insertion.

             II. AMENDMENT TO OPERATION, MAINTENANCE, SERVICING AND
                              REMARKETING AGREEMENT

1. Section 8.02 of the Management Agreement is hereby amended by inserting the following clause (i) immediately after clause (h) therein and by re-lettering the remaining clauses:

                           "(i) If the senior unsecured and uncredit enhanced
                  long term debt rating of Trinity shall be downgraded to B3 or below by Moody's or to B- or below by S&P."

                     III. AMENDMENTS TO DEPOSITORY AGREEMENT

1. Section 2.01 of the Depository Agreement is hereby amended by inserting the following immediately after the first occurrence of the words "The Borrower":

                  "shall, or cause the Manager to, pay all Cash Flows and other amounts payable by the Borrower under the Loan Documents directly into the Collection Account and"

2. Section 3.01 of the Depository Agreement is hereby amended by inserting and "Section 3.05" immediately following the occurrence of "Section 3.04".

3. Article III of the Depository Agreement is hereby amended by inserting the following "Section 3.05" immediately after "Section 3.04" therein:

                  SECTION 3.05 ALLOCATIONS OF NET CASH PROCEEDS. The Depository shall apply the amount of any Net Cash Proceeds held in the Collection Account at the time and in the manner directed by the Agent (which manner shall be in accordance with Section 2.07 of the Loan Agreement).

                                 MISCELLANEOUS:

1. Effectiveness. This Amendment becomes effective on the date on which the Agent has received executed signature pages of each party to this Amendment (including each Lender).

2. Representations and Warranties. The Manager and the Borrower each represent and warrant that its respective representations and warranties contained in Article V of the Agreement are true and correct on and as of the date of this Amendment as though made on and as of such date, except to the extent that such representations and warranties expressly relate to an earlier date.

3. Effect of Amendment. All provisions of the Agreement, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to the Agreement shall be deemed to be references to the Agreement as amended hereby.

4. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.

5. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York.

6. Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof.

                            [SIGNATURE PAGES FOLLOW]

         IN WITNESS WHEREOF, the parties have executed this Amendment on the date first written above.

                                          TRINITY INDUSTRIES LEASING
                                          COMPANY

                                          By: __________________________________
                                              Name:
                                              Title:

                                          TRINITY RAIL LEASING TRUST II

                                          By: __________________________________
                                              Name:
                                              Title:

                                          CREDIT SUISSE FIRST BOSTON,
                                          NEW YORK BRANCH
                                            as Agent and as a Committed Lender

                                          By: __________________________________
                                              Name:
                                              Title:

                                          By: __________________________________
                                              Name:
                                              Title:

                                          WILMINGTON TRUST COMPANY, in its
                                          capacity as Depository

                                          By: __________________________________
                                              Name:
                                              Title:

                                          GRAMERCY CAPITAL CORPORATION, as a
                                          Conduit Lender

                                          By: __________________________________
                                              Name:
                                              Title:

                                          By: __________________________________
                                              Name:
                                              Title:

                                          GREENWICH FUNDING CORPORATION, as
                                          a Conduit Lender

                                          By: __________________________________
                                              Name:
                                              Title:

                                          By: __________________________________
                                              Name:
                                              Title:

                                          ALPINE SECURITIZATION CORP, as a
                                          Conduit Lender

                                          By: __________________________________
                                              Name:
                                              Title:

                                          By: __________________________________
                                              Name:
                                              Title:

                                          DRESDNER BANK AG, NEW YORK
                                          BRANCH, as a Committed Lender

                                          By: __________________________________
                                              Name:
                                              Title:

                                          By: __________________________________
                                              Name:
                                              Title:

                                          BEETHOVEN FUNDING CORPORATION, as
                                          a Conduit Lender

                                          By: __________________________________
                                              Name:
                                              Title:

SCHEDULE 1.01

                             LENDERS AND COMMITMENTS

                                   Commitment         Commitment             Commitment
         Lender                      Amount           Percentage                Date
         ------                      ------           ----------                ----
Credit Suisse First Boston,
New York Branch                  $ 200,000,000         66.66667%            June 27, 2002

Dresdner Bank AG, New
York Branch                      $ 100,000,000         33.33333%          August 29, 2003
-----------------------------------------------------------------------------------------
Totals                           $ 300,000,000         100.0000%

                                                                       Exhibit M

                          FORM OF OFFICER'S CERTIFICATE

Trinity Rail Leasing Trust II
2525 Stemmons Freeway
Dallas, Texas 75207
Attn: [NAME]

Ladies and Gentlemen:

                  Reference is made to that certain Warehouse Loan Agreement, dated as of June 27, 2002 (as amended, supplemented, amended and restated or otherwise modified in writing from time to time, the "Loan Agreement"), among Trinity Industries Leasing Company (the "Manager"), Trinity Rail Leasing Trust II (the "Company"), the banks and other lending institutions from time to time party thereto (the "Lenders") and Credit Suisse First Boston, New York Branch, as Agent for the Lenders (the "Agent"). Capitalized terms used but not defined herein have the meaning set forth in the Loan Agreement.

                  This constitutes a certification of the following and is related to expenses reimbursed to the Manager on [insert date] Settlement Date pursuant to Section 5.01 of the Management Agreement and in accordance with
Section 2.07(c) of the Loan Agreement:

                  1. The funds being reimbursed to the Manager relate to expenses that have been paid by or on behalf of the Company;

                  2. The referenced expenses were incurred and paid while the railcars were funded in the Company;

                  3. The referenced expenses relate to eligible maintenance and other expenses incurred in connection with the railcars funded in the Company as described in the Loan Agreement;

                  4. The Manager has sufficient 3rd party invoices, related to the referenced expenses being reimbursed (to the extent applicable), available for the Agent's inspection should the Agent make such a request.

TRINITY RAIL LEASING TRUST II

By: _________________________
    Name:
    Title: